FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002 **


Available Amount to Note Holders:                                                                3,071,674.40

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                      2,753.86
             (b) Servicer Fees from current and prior Collection Period                             14,348.90
             (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                             2,916.68
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                       --
             Class A-3 Note Interest                                                                       --
             Class A-4 Note Interest                                                               117,250.57

(viii)     Class B-1 Note Interest                                                                   3,324.29
(ix)       Class B-2 Note Interest                                                                   2,153.54
(x)        Class B-3 Note Interest                                                                   2,827.01
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                                       --
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                             2,774,874.49
(xii)      Note Insurer Reimbursement Amount                                                               --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            60,323.36
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            30,161.67
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            60,323.36
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                            --
(xviii)    Remaining Amount to Residual Holder                                                             --

           Reviewed By:



           ---------------------------------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AVAILABLE FUNDS
    Collection Account balance, as of August 31, 2002                                            701,921.07
    Add: Investment earnings on amounts in Collection Account                                        862.22
    Add: Payments due Collection Account from last 3 business days of Collection Period          235,501.04
    Less: Amounts inadvertently deposited into collection account                                    416.67
    Add: Additional contribution for terminated trade-ups and rebooked leases                     13,708.87
    Add: Servicer Advance on current Determination Date                                        2,120,097.87
                                                                                             --------------
    Available Funds on Payment Date                                                            3,071,674.40
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,071,674.40
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,071,674.40
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                             2,753.86
    Unreimbursed Servicer Advances paid                                                            2,753.86
                                                                                             --------------
    Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,068,920.54
SERVICER FEES
    Servicer Fees due                                                                             14,348.90
    Servicer Fees paid                                                                            14,348.90
                                                                                             --------------
    Servicer Fees remaining unpaid                                                                       --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,054,571.64
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,054,571.64
PREMIUM AMOUNT
    Premium Amount due                                                                             2,916.68
    Premium Amount paid                                                                            2,916.68
                                                                                             --------------
    Premium Amount remaining unpaid                                                                      --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,051,654.96
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                        416.67
    Indenture Trustee Fee paid                                                                       416.67
                                                                                             --------------
    Indenture Trustee Fee remaining unpaid                                                               --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    3,051,238.30
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                                 --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                             --------------
    Total Indenture Trustee Expenses paid                                                                --
                                                                                             --------------
    Indenture Trustee Expenses unpaid                                                                    --

  REMAINING AVAILABLE FUNDS                                                                    3,051,238.30
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                              --
    Class A-2 Note Interest                                                                              --
    Class A-3 Note Interest                                                                              --
    Class A-4 Note Interest                                                                      117,250.57
                                                                                             --------------
      Total Class A Interest due                                                                 117,250.57
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    2,933,987.73
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                    3,324.29
    Class B-1 Note Interest paid                                                                   3,324.29
                                                                                             --------------
      Class B-1 Note Interest remaining unpaid                                                           --
                                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


  REMAINING AVAILABLE FUNDS                                                                    2,930,663.43
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                    2,153.54
    Class B-2 Note Interest paid                                                                   2,153.54
                                                                                             --------------
      Class B-2 Note Interest remaining unpaid                                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    2,928,509.89
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                    2,827.01
    Class B-3 Note Interest paid                                                                   2,827.01
                                                                                             --------------
      Class B-3 Note Interest remaining unpaid                                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    2,925,682.88
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                             2,774,874.49
    Class A Note Principal Balance as of preceding Payment Date                               25,000,121.86
                                                                                             --------------
    Class A Base Principal Distribution Amount paid                                            2,774,874.49
                                                                                             --------------
      Class A Base Principal Distribution Amount remaining unpaid                                        --

    Class A-1 Note Principal Balance as of preceding Payment Date                                        --
    Class A-1 Base Principal Distribution Amount paid                                                    --
                                                                                             --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                --
                                                                                             --------------

    Remaining Class A Base Principal Distribution Amount                                       2,774,874.49
                                                                                             --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                        --
    Class A-2 Base Principal Distribution Amount paid                                                    --
                                                                                             --------------
      Class A-2 Note Principal Balance after distribution on Payment Date                                --

    Remaining Class A Base Principal Distribution Amount                                       2,774,874.49
                                                                                             --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                        --
    Class A-3 Base Principal Distribution Amount paid                                                    --
                                                                                             --------------
      Class A-3 Note Principal Balance after distribution on Payment Date                                --

    Remaining Class A Base Principal Distribution Amount                                       2,774,874.49
                                                                                             --------------

    Class A-4 Note Principal Balance as of preceding Payment Date                             25,000,121.86
    Class A-4 Base Principal Distribution Amount paid                                          2,774,874.49
                                                                                             --------------
      Class A-4 Note Principal Balance after distribution on Payment Date                     22,225,247.36

  REMAINING AVAILABLE FUNDS                                                                      150,808.39

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                --
    Note Insurer Reimbursement Amount paid                                                               --
                                                                                             --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                   --
  REMAINING AVAILABLE FUNDS                                                                      150,808.39

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                543,480.92
    Class B-1 Base Principal Distribution due                                                     60,323.36
    Class B-1 Base Principal Distribution paid                                                    60,323.36
                                                                                             --------------
      Class B-1 Base Principal Distribution remaining unpaid                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


      Class B-1 Note Principal Balance after distribution on Payment Date                        483,157.56

  REMAINING AVAILABLE FUNDS                                                                       90,485.03

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                271,740.41
    Class B-2 Base Principal Distribution due                                                     30,161.67
    Class B-2 Base Principal Distribution paid                                                    30,161.67
                                                                                             --------------
      Class B-2 Base Principal Distribution remaining unpaid                                             --
      Class B-2 Note Principal Balance after distribution on Payment Date                        241,578.74
  REMAINING AVAILABLE FUNDS                                                                       60,323.36
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                543,480.93
    Class B-3 Base Principal Distribution due                                                     60,323.36
    Class B-3 Base Principal Distribution paid                                                    60,323.36
                                                                                             --------------
      Class B-3 Base Principal Distribution remaining unpaid                                           0.00
      Class B-3 Note Principal Balance after distribution on Payment Date                        483,157.57
  REMAINING AVAILABLE FUNDS                                                                              --

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
    Principal Amount paid to A noteholders, otherwise paid to B-1                                        --
    Principal Amount paid to A noteholders, otherwise paid to B-2                                        --
    Principal Amount paid to A noteholders, otherwise paid to B-3                                        --
                                                                                             --------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                              --
REMAINING AVAILABLE FUNDS                                                                                --

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                      --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                      --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                      --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                          --
    Remaining Indenture Trustee Expenses paid                                                            --
                                                                                             --------------
    Remaining Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                                              --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                             --
    Other Amounts Due Servicer under Servicing Agreement paid                                            --
                                                                                             --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                --
  REMAINING AVAILABLE FUNDS                                                                              --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


                       Initial        Beginning         Base         Additional        Total           Ending           Ending
                      Principal       Principal       Principal       Principal       Principal       Principal      Certificate
   Class               Balance         Balance      Distribution    Distribution    Distribution       Balance          Factor
   -----           --------------   -------------   -------------   -------------   -------------   -------------   -------------
Class A-1           70,687,140.00              --              --              --              --              --       0.0000000
Class A-2           53,856,869.00              --              --              --              --              --       0.0000000
Class A-3           52,510,447.00              --              --              --              --              --       0.0000000
Class A-4           70,687,140.00   25,000,121.86    2,774,874.49              --    2,774,874.49   22,225,247.36       0.3144171
                   --------------   -------------   -------------   -------------   -------------   -------------   -------------
  Total Class A    247,741,596.00   25,000,121.86    2,774,874.49              --    2,774,874.49   22,225,247.36       0.0897114

Class B-1            5,385,687.00      543,480.92       60,323.36              --       60,323.36      483,157.56       0.0897114
Class B-2            2,692,843.00      271,740.41       30,161.67              --       30,161.67      241,578.74       0.0897114
Class B-3            5,385,687.00      543,480.93       60,323.36              --       60,323.36      483,157.57       0.0897114
                   --------------   -------------   -------------   -------------   -------------   -------------
  Total            261,205,813.00   26,358,824.12    2,925,682.88              --    2,925,682.88   23,433,141.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                        34,437,354.11
      ADCPB, end of Collection Period                                              31,511,671.23
                                                                                  --------------
        Base Principal Amount                                                       2,925,682.89

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               1,605,166.49
      Servicing Advances collected during the current Collection Period             1,602,412.63
                                                                                  --------------
        Unreimbursed Servicing Advances as of current Determination Date                2,753.86

CALCULATION OF INTEREST DUE

                        Beginning                                 Current                                  Total
                        Principal            Interest             Interest            Overdue             Interest
       Class             Balance               Rate                  Due              Interest               Due
       -----         ---------------      ---------------      ---------------     ---------------     ---------------
     Class A-1                    --               5.2150%                  --                  --                  --
     Class A-2                    --               5.4900%                  --                  --                  --
     Class A-3                    --               5.4500%                  --                  --                  --
     Class A-4         25,000,121.86               5.6280%          117,250.57                  --          117,250.57
     Class B-1            543,480.92               7.3400%            3,324.29                  --            3,324.29
     Class B-2            271,740.41               9.5100%            2,153.54                  --            2,153.54
     Class B-3            543,480.93               6.2420%            2,827.01                  --            2,827.01
                     ---------------      ---------------      ---------------     ---------------     ---------------
                       26,358,824.12               5.7160%          125,555.41                  --          125,555.41

CALCULATION OF PRINCIPAL DUE

                           Base               Base                                  Total
                        Principal           Principal           Overdue           Principal
       Class           Amount Pct.           Amount            Principal             Due
       -----         --------------      --------------     --------------     --------------
     Class A                 94.845%       2,774,874.49                 --       2,774,874.49
     Class B-1                2.062%          60,323.36                 --          60,323.36
     Class B-2                1.031%          30,161.67                 --          30,161.67
     Class B-3                2.062%          60,323.36                 --          60,323.36
                                         --------------     --------------     --------------
                                           2,925,682.89                 --       2,925,682.89

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           34,437,354.11
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Servicer Fee due current period                                                      14,348.90
      Prior Servicer Fee arrearage                                                                --
                                                                                      --------------
      Servicer Fee due                                                                     14,348.90

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period       25,000,121.86
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Premium Amount due Current Period                                                     2,916.68
      Prior Premium Amount arrearage                                                              --
                                                                                      --------------
        Total Premium Amount due                                                            2,916.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                      --------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                      --------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                      --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                                   Yes/No
                                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                                       No
     B) Note Insurer has Made a Payment (Yes/No)                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                              No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                   Yes/No
                                                                                                   ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                  No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                      Event                                           Yes/No
     -------                                      -----                                           ------

     6.01(i)     Failure to make payment required                                                    No
     6.01(ii)    Failure to submit Monthly Statement                                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                               No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                           No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


Gross Charge Event Calculation:

                                                                                                    Result
                                                                                                  ----------
     Gross Charge Off Ratio Current Period                                                              2.14%
     Gross Charge Off Ratio Prior Period                                                               -0.56%
     Gross Charge Off Ratio Second Prior Period                                                        -0.44%
                                                                                                  ----------
       Average of Gross Charge Off Ratio for Three Periods                                              0.38%
     Maximum Allowed                                                                                    2.50%

    Gross Charge Off Ratio:

                                                                                                         Gross Charge
                                  ADCPB of                                                                 Off Ratio
                                All Defaulted         Less                            End of Month       Charge Offs/
                                  Contracts        Recoveries        Charge Offs         ADCPB              ADCPB
                                -------------     -------------     -------------     -------------     -------------
     Current Period                 51,906.45         -4,274.66         56,181.11     31,511,671.23             2.14%
     Prior Period                   28,545.11         44,730.02        -16,184.91     34,437,354.11            -0.56%
     Second Prior Period            23,115.19         36,858.91        -13,743.72     37,442,233.84            -0.44%

Delinquency Event Calculation:

                                                                                                    Results
                                                                                                  ----------
     Delinquency Trigger Ratio Current Period                                                           5.42%
     Delinquency Trigger Ratio Prior Period                                                             4.85%
     Delinquency Trigger Ratio Second Prior Period                                                      7.19%
                                                                                                  ----------
     Average of Delinquency Trigger Ratios                                                              5.82%
     Maximum Allowed                                                                                    7.50%

    Delinquency Trigger Ratio:

                                      A                 B               A/B
                             ------------------  ---------------  -------------------
                                   ADCPB of         ADCPB of
                             Contract > 30 Days   All Contracts   Delinquency Trigger
                                   Past Due      As of Month-End        Ratio:
                             ------------------  ---------------  -------------------
     Current Period              1,707,894.67     31,511,671.23              5.42%
     Prior Period                1,669,585.78     34,442,253.18              4.85%
     Second Prior Period         2,692,913.08     37,455,888.78              7.19%

                                    ADCPB        Delinquency Ratio
                                -------------    -----------------
     Current                       29,803,777             94.58%
     31-60 Days Past Due            1,051,139              3.34%
     61-90 Days Past Due              325,751              1.03%
     91+ Days Past Due                331,004              1.05%
                                -------------     -------------
     TOTAL                         31,511,671            100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                     269,284,343.00
     Maximum Substitution (10% of Initial)                                                         26,928,434.30

     Prior month Cumulative ADCPB Substituted                                                      13,803,677.83
     Adjustment for prior month cumulative substituted ADLB (overstated in
     10/1/01 report)                                                                                          --
     Current month ADCPB Substituted                                                                   31,849.30
                                                                                                  --------------
     Cumulative ADCPB Substituted                                                                  13,835,527.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002 **


Available Amount to Note Holders:                                                                      4,532,517.47

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                 --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                          36,350.09
              (b) Servicer Fees from current and prior Collection Period                                  21,664.84
              (c) Servicing Charges inadvertently deposited in Collection Account                                --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                                  5,692.73
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                        --
(vii)         Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                            --
              Class A-2 Note Interest                                                                            --
              Class A-3 Note Interest                                                                            --
              Class A-4 Note Interest                                                                    186,396.18

(viii)      Class B-1 Note Interest                                                                        6,091.41
(ix)        Class B-2 Note Interest                                                                        4,603.11
(x)         Class B-3 Note Interest                                                                        3,644.71
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                            --
              Class A-2 Principal Distribution Amount                                                            --
              Class A-3 Principal Distribution Amount                                                            --
              Class A-4 Principal Distribution Amount                                                  4,023,909.10
(xii)       Note Insurer Reimbursement Amount                                                                    --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                243,748.64
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                        --
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                        --
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                        --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                 --
(xviii)     Remaining Amount to Residual Holder                                                                  --

            Reviewed By:



            --------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2002                                             869,133.21
     Add: Investment earnings on amounts in Collection Account                                       1,193.40
     Add: Payments due Collection Account from last 3 business days of Collection Period           295,349.61
     Less: Amounts inadvertently deposited into collection account                                         --
     Add: Additional contribution for terminated trade-ups and rebooked leases                             --
     Add: Servicer Advance on current Determination Date                                         3,366,841.25
                                                                                               --------------
       Available Funds on Payment Date                                                           4,532,517.47
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,532,517.47
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,532,517.47
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                             36,350.09
     Unreimbursed Servicer Advances paid                                                            36,350.09
                                                                                               --------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,496,167.38
SERVICER FEES
     Servicer Fees due                                                                              21,664.84
     Servicer Fees paid                                                                             21,664.84
                                                                                               --------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,474,502.54
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,474,502.54
PREMIUM AMOUNT
     Premium Amount due                                                                              5,692.73
     Premium Amount paid                                                                             5,692.73
                                                                                               --------------
       Premium Amount remaining unpaid                                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,468,809.81
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,468,393.15
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --

  REMAINING AVAILABLE FUNDS                                                                      4,468,393.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                               --
     Class A-3 Note Interest                                                                               --
     Class A-4 Note Interest                                                                       186,396.18
                                                                                               --------------
       Total Class A Interest due                                                                  186,396.18
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,281,996.96
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                     6,091.41
     Class B-1 Note Interest paid                                                                    6,091.41
                                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,275,905.56
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                     4,603.11
     Class B-2 Note Interest paid                                                                    4,603.11
                                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,271,302.45
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                     3,644.71
     Class B-3 Note Interest paid                                                                    3,644.71
                                                                                               --------------
       Class B-3 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,267,657.74
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              4,023,909.10
     Class A Note Principal Balance as of preceding Payment Date                                39,035,849.93
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             4,023,909.10
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --

     Extra Paydown for Class A Note Due to Restricting Event                                               --
                                                                                               --------------
     Total Class A Note Principal Distribution Amount Paid                                       4,023,909.10

     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                        4,023,909.10
                                                                                               --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                         --
     Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                        4,023,909.10
                                                                                               --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                         --
     Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                        4,023,909.10
                                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


     Class A-4 Note Principal Balance as of preceding Payment Date                              39,035,849.93
     Class A-4 Base Principal Distribution Amount paid                                           4,023,909.10
                                                                                               --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                      35,011,940.82

  REMAINING AVAILABLE FUNDS                                                                        243,748.64

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                 --
     Note Insurer Reimbursement Amount paid                                                                --
                                                                                               --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                        243,748.64

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                               1,105,852.77
     Class B-1 Base Principal Distribution due                                                     333,236.11
     Class B-1 Base Principal Distribution paid                                                    243,748.64
                                                                                               --------------
       Class B-1 Base Principal Distribution remaining unpaid                                       89,487.47
       Class B-1 Note Principal Balance after distribution on Payment Date                         862,104.14

     Extra Paydown for Class B-1 Note Due to Restricting Event                                             --
                                                                                               --------------
     Total Class B-1 Note Principal Distribution Amount Paid                                       243,748.64
     Class B-1 Note Principal Balance After Distribution on Payment Date                           862,104.14

  REMAINING AVAILABLE FUNDS                                                                                --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                 552,926.39
     Class B-2 Base Principal Distribution due                                                     166,618.05
     Class B-2 Base Principal Distribution paid                                                            --
                                                                                               --------------
       Class B-2 Base Principal Distribution remaining unpaid                                      166,618.05
       Class B-2 Note Principal Balance after distribution on Payment Date                         552,926.39

     Extra Paydown for Class B-2 Note Due to Restricting Event                                             --
                                                                                               --------------
     Total Class B-2 Note Principal Distribution Amount Paid                                               --
     Class B-2 Note Principal Balance After Distribution on Payment Date                           552,926.39

  REMAINING AVAILABLE FUNDS                                                                                --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                 691,157.98
     Class B-3 Base Principal Distribution due                                                     208,272.57
     Class B-3 Base Principal Distribution paid                                                            --
                                                                                               --------------
       Class B-3 Base Principal Distribution remaining unpaid                                      208,272.57
       Class B-3 Note Principal Balance after distribution on Payment Date                         691,157.98

     Extra Paydown for Class B-3 Note Due to Restricting Event                                             --
                                                                                               --------------
     Total Class B-3 Note Principal Distribution Amount Paid                                               --
     Class B-3 Note Principal Balance After Distribution on Payment Date                           691,157.98

  REMAINING AVAILABLE FUNDS                                                                                --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


     Indenture Trustee Expenses unpaid per above                                                           --
     Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               --------------
       Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                                --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                              --
     Other Amounts Due Servicer under Servicing Agreement paid                                             --
                                                                                               --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                 --
  REMAINING AVAILABLE FUNDS                                                                                --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


                      Initial         Beginning         Base         Additional        Total           Ending          Ending
                     Principal        Principal       Principal       Principal       Principal       Principal      Certificate
    Class             Balance          Balance      Distribution    Distribution    Distribution       Balance         Factor
    -----          --------------   -------------   -------------   -------------   -------------   -------------   -------------
Class A-1           70,688,994.00              --              --              --              --              --       0.0000000
Class A-2           57,258,085.00              --              --              --              --              --       0.0000000
Class A-3           48,068,516.00              --              --              --              --              --       0.0000000
Class A-4           84,119,903.00   39,035,849.93    4,023,909.10              --    4,023,909.10   35,011,940.82       0.4162147
                   --------------   -------------   -------------   -------------   -------------   -------------   -------------
  Total Class A    260,135,498.00   39,035,849.93    4,023,909.10              --    4,023,909.10   35,011,940.82       0.1345912

Class B-1            5,655,120.00    1,105,852.77      243,748.64              --      243,748.64      862,104.14       0.1524467
Class B-2            2,827,560.00      552,926.39              --              --              --      552,926.39       0.1955489
Class B-3            3,534,450.00      691,157.98              --              --              --      691,157.98       0.1955489
                   --------------   -------------   -------------   -------------   -------------   -------------
  Total            272,152,628.00   41,385,787.07    4,267,657.74              --    4,267,657.74   37,118,129.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   51,995,608.50
      ADCPB, end of Collection Period                                                         47,785,812.28
                                                                                             --------------
        Base Principal Amount                                                                  4,209,796.22

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          2,753,303.63
      Servicing Advances collected during the current Collection Period                        2,716,953.54
                                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date                          36,350.09

CALCULATION OF INTEREST DUE

                        Beginning                                 Current                                   Total
                        Principal            Interest            Interest             Overdue             Interest
        Class            Balance               Rate                 Due               Interest               Due
        -----        ---------------      ---------------      ---------------     ---------------     ---------------
     Class A-1                    --               4.9670%                  --                  --                  --
     Class A-2                    --               5.4500%                  --                  --                  --
     Class A-3                    --               5.5400%                  --                  --                  --
     Class A-4         39,035,849.93               5.7300%          186,396.18                  --          186,396.18
     Class B-1          1,105,852.77               6.6100%            6,091.41                  --            6,091.41
     Class B-2            552,926.39               9.9900%            4,603.11                  --            4,603.11
     Class B-3            691,157.98               6.3280%            3,644.71                  --            3,644.71
                     ---------------      ---------------      ---------------     ---------------     ---------------
                       41,385,787.07               5.8204%          200,735.41                  --          200,735.41

CALCULATION OF PRINCIPAL DUE

                          Base                 Base                                     Total
                        Principal            Principal             Overdue            Principal
        Class          Amount Pct.            Amount              Principal              Due
        -----        ---------------      ---------------      ---------------     ---------------
     Class A                  95.584%        4,023,909.10                  --        4,023,909.10
     Class B-1                 2.078%           87,476.29          245,759.81          333,236.11
     Class B-2                 1.039%           43,738.15          122,879.91          166,618.05
     Class B-3                 1.299%           54,672.68          153,599.88          208,272.57
                                          ---------------     ---------------     ---------------
                                             4,209,796.22          522,239.60        4,732,035.83

     CALCULATION OF SERVICER FEE
           ADCPB as of the prior Calculation Date                                                  51,995,608.50
           Servicer Fee Rate                                                                               0.500%
           One-twelfth                                                                                      1/12
                                                                                                  --------------
           Servicer Fee due current period                                                             21,664.84
           Prior Servicer Fee arrearage                                                                       --
                                                                                                  --------------
           Servicer Fee due                                                                            21,664.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


     CALCULATION OF PREMIUM AMOUNT
           Class A Principal Amount as of the immediately preceding Collection Period              39,035,849.93
           Premium Rate                                                                                    0.175%
           One-twelfth                                                                                      1/12
                                                                                                  --------------
           Premium Amount due Current Period                                                            5,692.73
           Prior Premium Amount arrearage                                                                     --
                                                                                                  --------------
             Total Premium Amount due                                                                   5,692.73

     INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
           Indenture Trustee Fee (per Payment Date)                                                       416.67
           Prior Indenture Trustee Fee arrearage                                                              --
                                                                                                  --------------
           Total Indenture Trustee Fee due                                                                416.67

     INDENTURE TRUSTEE EXPENSES
           Indenture Trustee Expenses due                                                                     --
           Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                                  --------------
           Total Indenture Trustee Expenses due                                                               --

     OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
           Other Amounts Due Servicer under Servicing Agreement - current period                              --
           Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                                  --------------
           Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


RESTRICTING EVENT DETERMINATION:                                                                   No

                                                                                                 Yes/No
                                                                                                 ------
     A) Event of Servicer Termination (Yes/No)                                                     No
     B) Note Insurer has Made a Payment (Yes/No)                                                   No
     C) Gross Charge Off Event has Occurred (Yes/No)                                               No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                            No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                 Yes/No
                                                                                                 ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                Event                                               Yes/No
      -------                                -----                                               ------
     6.01(i)     Failure to make payment required                                                  No
     6.01(ii)    Failure to submit Monthly Statement                                               No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                               No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                     No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                             No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                         No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


Gross Charge Event Calculation:

                                                                                                    Result
                                                                                                  -----------
     Gross Charge Off Ratio Current Period                                                              -3.34%
     Gross Charge Off Ratio Prior Period                                                                 0.06%
     Gross Charge Off Ratio Second Prior Period                                                          5.45%
                                                                                                  -----------
     Average of Gross Charge Off Ratio for Three Periods                                                 0.72%
     Maximum Allowed                                                                                     2.50%

    Gross Charge Off Ratio:

                                   ADCPB of                                                           Gross Charge Off
                                All Defaulted         Less                            End of Month   Ratio: Charge Offs/
                                  Contracts        Recoveries        Charge Offs          ADCPB             ADCPB
                                -------------     -------------     -------------     -------------  -------------------
     Current Period                200,343.22        333,380.43       -133,037.21     47,785,812.28            -3.34%
     Prior Period                   59,985.28         57,312.57          2,672.71     51,995,608.50             0.06%
     Second Prior Period           314,821.29         58,822.09        255,999.20     56,372,154.90             5.45%

Delinquency Event Calculation:

                                                                                                    Results
                                                                                                  -----------
     Delinquency Trigger Ratio Current Period                                                            5.02%
     Delinquency Trigger Ratio Prior Period                                                              5.25%
     Delinquency Trigger Ratio Second Prior Period                                                       7.43%
                                                                                                  -----------
     Average of Delinquency Trigger Ratios                                                               5.90%
     Maximum Allowed                                                                                     7.50%

    Delinquency Trigger Ratio:

                                       A                B                  A/B
                              ------------------  ---------------   -------------------
                                   ADCPB of          ADCPB of
                              Contract > 30 Days   All Contracts    Delinquency Trigger
                                   Past Due       As of Month-End         Ratio:
                              ------------------  ---------------   -------------------
     Current Period               2,397,408.62      47,785,812.28               5.02%
     Prior Period                 2,731,280.31      51,999,803.16               5.25%
     Second Prior Period          4,189,906.46      56,383,311.14               7.43%

                                    ADCPB         Delinquency Ratio
                                --------------    -----------------
     Current                        45,388,404              94.98%
     31-60 Days Past Due             1,136,195               2.38%
     61-90 Days Past Due               599,272               1.25%
     91+ Days Past Due                 661,942               1.39%
                                --------------     --------------
     TOTAL                          47,785,812             100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                     226,204,781.43
     ADCPB added during Prefunding period                                                          56,551,485.09
                                                                                                  --------------
     Total Initial ADCPB                                                                          282,756,266.53
     Maximum Substitution (10% of Initial)                                                         28,275,626.65

     Prior month Cumulative ADCPB Substituted                                                      28,265,864.38
     Adjustment for prior month cumulative substituted ADLB (overstated in 2/1/02 report)                     --
     Current month ADCPB Substituted                                                                          --
                                                                                                  --------------
     Cumulative ADCPB Substituted                                                                  28,265,864.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002 **


Available Amount to Note Holders:                                                                         3,058,506.41
Reserve Account balance, beginning                                                                          266,727.03

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                                    --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                              24,509.69
             (b) Servicer Fees from current and prior Collection Period                                      25,425.02
             (c) Servicing Charges inadvertently deposited in Collection Account                                    --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                          416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                            --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                                --
             Class A-2 Note Interest                                                                                --
             Class A-3 Note Interest                                                                                --
             Class A-4 Note Interest                                                                        250,405.91
(vii)      Class B Note Interest                                                                             42,265.23
(viii)     Class C Note Interest                                                                             31,502.28
(ix)       Class D Note Interest                                                                              9,616.80

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                                --
             Class A-2 Principal Distribution Amount                                                                --
             Class A-3 Principal Distribution Amount                                                                --
             Class A-4 Principal Distribution Amount                                                      2,309,461.07
(xi)       Class B Base Principal Distribution Amount                                                       218,272.24
(xii)      Class C Base Principal Distribution Amount                                                       147,861.84
(xiii)     Class D Base Principal Distribution Amount                                                        35,205.20
(xv)       Class E Note Interest                                                                              7,109.50
(xvi)      Class E Principal Distribution Amount                                                             38,021.62
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                       (81,566.64)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                            --
(xx)       Remaining Amount to Residual Holder                                                                      --

Reserve Account balance, ending                                                                              185,160.39

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                                     --

           Reviewed By:



           ---------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2002                                             555,210.08
     Add: Investment earnings on amounts in Collection Account                                       1,289.52
     Add: Payments due Collection Account from last 3 business days of Collection Period           330,715.34
     Less: Amounts inadvertently deposited into collection account                                         --
     Add: Additional contribution for terminated trade-ups and rebooked leases                      41,519.33
     Add: Servicer Advance on current Determination Date                                         2,129,772.14
                                                                                               --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                             3,058,506.41
     Reserve Account balance                                                                       266,727.03
                                                                                               --------------
     TOTAL AVAILABLE FUNDS                                                                       3,325,233.44

Initial Unpaid Amounts inadvertently deposited in Collection Account                                       --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,325,233.44

Indemnity Payments paid inadvertently deposited in Collection Account                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,325,233.44

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                             24,509.69
     Unreimbursed Servicer Advances paid                                                            24,509.69
                                                                                               --------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,300,723.75

SERVICER FEES
     Servicer Fees due                                                                              25,425.02
     Servicer Fees paid                                                                             25,425.02
                                                                                               --------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,275,298.74

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,275,298.74

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,274,882.07

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                      3,274,882.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                               --
     Class A-3 Note Interest                                                                               --
     Class A-4 Note Interest                                                                       250,405.91
       Total Class A Interest due                                                                  250,405.91
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      3,024,476.16

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                      42,265.23
     Class B Note Interest paid                                                                     42,265.23
                                                                                               --------------
       Class B Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      2,982,210.93

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                      31,502.28
     Class C Note Interest paid                                                                     31,502.28
                                                                                               --------------
       Class C Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      2,950,708.65

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                       9,616.80
     Class D Note Interest paid                                                                      9,616.80
                                                                                               --------------
       Class D Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      2,941,091.85

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              2,254,034.01
     Class A Note Principal Balance as of preceding Payment Date                                43,049,726.14
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             2,254,034.01
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --
     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution                                                 --
                                                                                               --------------
     Remaining Class A Base Principal Distribution Amount                                        2,254,034.01
                                                                                               --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                         --
     Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-2 Note Principal Balance after distribution                                                 --
     Remaining Class A Base Principal Distribution Amount                                        2,254,034.01
                                                                                               --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                         --
     Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-3 Note Principal Balance after distribution                                                 --
     Remaining Class A Base Principal Distribution Amount                                        2,254,034.01
                                                                                               --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                              43,049,726.14
     Class A-4 Base Principal Distribution Amount paid                                           2,254,034.01
                                                                                               --------------
       Class A-4 Note Principal Balance after distribution                                      40,795,692.13
  REMAINING AVAILABLE FUNDS                                                                        687,057.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                 6,966,796.81
     Class B Base Principal Distribution due                                                       213,033.70
     Class B Base Principal Distribution paid                                                      213,033.70
                                                                                               --------------
       Class B Base Principal Distribution remaining unpaid                                                --
       Class B Note Principal Balance after distribution on Payment Date                         6,753,763.10
  REMAINING AVAILABLE FUNDS                                                                        474,024.14

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                 4,719,443.09
     Class C Base Principal Distribution due                                                       144,313.15
     Class C Base Principal Distribution paid                                                      144,313.15
                                                                                               --------------
       Class C Base Principal Distribution remaining unpaid                                                --
       Class C Note Principal Balance after distribution on Payment Date                         4,575,129.94
  REMAINING AVAILABLE FUNDS                                                                        329,710.99

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                 1,123,676.36
     Class D Base Principal Distribution due                                                        34,360.27
     Class D Base Principal Distribution paid                                                       34,360.27
                                                                                               --------------
       Class D Base Principal Distribution remaining unpaid                                                --
       Class D Note Principal Balance after distribution on Payment Date                         1,089,316.08
  REMAINING AVAILABLE FUNDS                                                                        295,350.71

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                 --
     Class A-1 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-1 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                        295,350.71
                                                                                               --------------
     Class A-2 Note Principal Balance after Base Principal                                                 --
     Class A-2 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-2 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                        295,350.71
                                                                                               --------------
     Class A-3 Note Principal Balance after Base Principal                                                 --
     Class A-3 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-3 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                        295,350.71
                                                                                               --------------
     Class A-4 Note Principal Balance after Base Principal                                      40,795,692.13
     Class A-4 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-4 Note Principal Balance after Reallocation                                      40,795,692.13
  REMAINING AVAILABLE FUNDS                                                                        295,350.71

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                         6,753,763.10
     Class B Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
       Class B Note Principal Balance after Reallocation                                         6,753,763.10
  REMAINING AVAILABLE FUNDS                                                                        295,350.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                         4,575,129.94
     Class C Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
       Class C Note Principal Balance after Reallocation                                         4,575,129.94
  REMAINING AVAILABLE FUNDS                                                                        295,350.71

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                         1,089,316.08
     Class D Reallocated Principal Distribution paid                                                       --
       Class D Note Principal Balance after Reallocation                                         1,089,316.08
  REMAINING AVAILABLE FUNDS                                                                        295,350.71

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                       7,109.50
     Class E Note Interest paid                                                                      7,109.50
                                                                                               --------------
       Class E Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                        288,241.21

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                 1,213,571.02
     Class E Base Principal Distribution due                                                        37,109.10
     Class E Base Principal Distribution paid                                                       37,109.10
                                                                                               --------------
       Class E Base Principal Distribution remaining unpaid                                                --
       Class E Note Principal Balance after distribution on Payment Date                         1,176,461.93
  REMAINING AVAILABLE FUNDS                                                                        251,132.11

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                         1,176,461.93
     Class E Reallocated Principal Distribution paid                                                       --
       Class E Note Principal Balance after Reallocation                                         1,176,461.93
  REMAINING AVAILABLE FUNDS                                                                        251,132.11

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                          --
     Class A-1 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-1 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                        251,132.11
                                                                                               --------------
     Class A-2 Note Principal Balance after Reallocated Principal                                          --
     Class A-2 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-2 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                        251,132.11
                                                                                               --------------
     Class A-3 Note Principal Balance after Reallocated Principal                                          --
     Class A-3 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-3 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                        251,132.11
                                                                                               --------------
     Class A-4 Note Principal Balance after Reallocated Principal                               40,795,692.13
     Class A-4 Supplemental Principal Distribution                                                  55,427.07
                                                                                               --------------
       Class A-4 Note Principal Balance after Supplemental                                      40,740,265.06
  REMAINING AVAILABLE FUNDS                                                                        195,705.05

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                  6,753,763.10
     Class B Supplemental Principal Distribution paid                                                5,238.53
                                                                                               --------------
       Class B Note Principal Balance after Supplemental                                         6,748,524.57
  REMAINING AVAILABLE FUNDS                                                                        190,466.51

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                  4,575,129.94
     Class C Supplemental Principal Distribution paid                                                3,548.68
                                                                                               --------------
       Class C Note Principal Balance after Supplemental                                         4,571,581.26
  REMAINING AVAILABLE FUNDS                                                                        186,917.83

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                  1,089,316.08
     Class D Supplemental Principal Distribution paid                                                  844.92
                                                                                               --------------
       Class D Note Principal Balance after Supplemental                                         1,088,471.16
  REMAINING AVAILABLE FUNDS                                                                        186,072.90

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                  1,176,461.93
     Class E Supplemental Principal Distribution paid                                                  912.52
                                                                                               --------------
       Class E Note Principal Balance after Supplemental                                         1,175,549.41
  REMAINING AVAILABLE FUNDS                                                                        185,160.39

RESERVE FUND
     Required Reserve Fund Amount                                                                1,751,034.78
     Reserve Account Balance, Ending                                                               185,160.39
     Reserve Account Deposit/(Withdrawal)                                                          (81,566.64)
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                           --
     Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               --------------
       Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                                --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                    61,020,036.50
     ADCPB, end of Collection Period                                                          58,271,214.54
                                                                                             --------------
       Base Principal Amount                                                                   2,748,821.96

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                           1,646,052.95
     Servicing Advances collected during the current Collection Period                         1,621,543.26
                                                                                             --------------
       Unreimbursed Servicing Advances as of current Determination Date                           24,509.69

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                   61,020,036.50
     Servicer Fee Rate                                                                                0.500%
     One-twelfth                                                                                       1/12
                                                                                             --------------
     Servicer Fee due current period                                                              25,425.02
     Prior Servicer Fee arrearage                                                                        --
                                                                                             --------------
     Servicer Fee due                                                                             25,425.02


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                        416.67
     Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             --------------
     Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                      --
     Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             --------------
     Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                               --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                          --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                           55,972,898.76             96.06%
     31 - 60 days past due                                              1,392,926.59              2.39%
     61 - 90 days past due                                                272,308.38              0.47%
     91+ days past due                                                    633,080.81              1.09%
                                                                       -------------
                                                                       58,271,214.54

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                       162,574.89
     Less Recoveries                                                                         73,104.04
                                                                                         -------------
     Total Charge Offs for the period                                                        89,470.85

     End of Month ADCPB                                                                  58,271,214.54
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                             0.15%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                         Beginning
                       Initial           of Period           Interest                              Interest
   Class               Balance            Balance              Rate            Interest Due          Paid
   -----            --------------     --------------     --------------      --------------     --------------
    A-1              30,818,212.00               0.00              5.855%               0.00               0.00
    A-2              31,956,385.00               0.00              6.460%               0.00               0.00
    A-3              18,823,624.00               0.00              6.700%               0.00               0.00
    A-4              61,986,631.00      43,049,726.14              6.980%         250,405.91         250,405.91
                    --------------     --------------     --------------      --------------     --------------
  Class A           143,584,852.00      43,049,726.14               6.98%         250,405.91         250,405.91
                    --------------     --------------     --------------      --------------     --------------
     B               13,570,520.00       6,966,796.81              7.280%          42,265.23          42,265.23
     C                9,192,933.00       4,719,443.09              8.010%          31,502.28          31,502.28
     D                2,188,793.00       1,123,676.36             10.270%           9,616.80           9,616.80
     E                2,363,897.00       1,213,571.02              7.030%           7,109.50           7,109.50
                    --------------     --------------     --------------      --------------     --------------
Total Notes         170,900,995.00      57,073,213.42               7.17%         340,899.72         340,899.72
                    --------------     --------------     --------------      --------------     --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning        (Monthly)      (Reallocated)    (Supplemental)       Total             End             Ending
                  of Period        Principal        Principal        Principal        Principal        of Period       Certificate
   Class           Balance           Paid             Paid             Paid             Paid            Balance           Factor
   -----        -------------    -------------    -------------    -------------    -------------    -------------    -------------
    A-1                  0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-2                  0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-3                  0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-4         43,049,726.14     2,254,034.01             0.00        55,427.07     2,309,461.07    40,740,265.06        0.6572428
                -------------    -------------    -------------    -------------    -------------    -------------
  Class A       43,049,726.14     2,254,034.01             0.00        55,427.07     2,309,461.07    40,740,265.06
                -------------    -------------    -------------    -------------    -------------    -------------
     B           6,966,796.81       213,033.70             0.00         5,238.53       218,272.24     6,748,524.57        0.4972930
     C           4,719,443.09       144,313.15             0.00         3,548.68       147,861.84     4,571,581.26        0.4972930
     D           1,123,676.36        34,360.27             0.00           844.92        35,205.20     1,088,471.16        0.4972929
     E           1,213,571.02        37,109.10             0.00           912.52        38,021.62     1,175,549.41        0.4972930
                -------------    -------------    -------------    -------------    -------------    -------------
Total Notes     57,073,213.42     2,682,850.23             0.00        65,971.73     2,748,821.96    54,324,391.46
                -------------    -------------    -------------    -------------    -------------    -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                    Investor        Investor        Investor                       Supplemental
                  (defined)          Monthly       Reallocated    Supplemental       Total          Percentage
                    Class           Principal       Principal       Principal       Principal      of Principal
  Class           Percentage         Amount          Amount          Amount          Amount         Allocated
  -----          ------------     ------------    ------------    ------------    ------------     ------------
    A                   82.00%    2,254,034.01            0.00       55,427.07    2,309,461.07            84.02%
    B                    7.75%      213,033.70            0.00        5,238.53      218,272.24             7.94%
    C                    5.25%      144,313.15            0.00        3,548.68      147,861.84             5.38%
    D                    1.25%       34,360.27            0.00          844.92       35,205.20             1.28%
    E                    1.35%       37,109.10            0.00          912.52       38,021.62             1.38%
                                  ------------    ------------    ------------    ------------     ------------
                                  2,682,850.23            0.00       65,971.73    2,748,821.96           100.00%
                                  ------------    ------------    ------------    ------------     ------------

FLOOR CALCULATION

                    Class         Floor Hit?       Floored
  Class             Floors          (Y/N)        Prin Amount
  -----          ------------    ------------    ------------
    A                                                     N/A
    B                      --              No      213,033.70
    C                      --              No      144,313.15
    D                      --              No       34,360.27
    E                      --              No       37,109.10
                 ------------    ------------    ------------

(Retained) Certificate Balance       3,946,823.08
Initial OC Percentage                        2.40%

Overcollateralization Balance (prior)              3,946,823.08
Overcollateralization Balance (current)            3,946,823.08
Unfunded Loss Amount                                  49,561.17
Cumulative Loss Amount                                     0.00
Available Funds+Collection Account-Servicing       3,274,882.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                              No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                  Event                                             Yes/No
    -------                                  -----                                             ------

    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                 No
    6.01(ii)    Failure to submit Monthly Statement                                              No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                              No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                    No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                               No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                            No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                Agreement                                                                        No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


Available Funds                                                                                             $ 3,539,418.78
Deposit from Reserve Account                                                                                $   -88,140.16
                                                                                                            --------------
Total Available Amount to Note Holders:                                                                     $ 3,451,278.62

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account      $         0.00
(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                          $         0.00
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances (Other than current Collection Period)                      $    15,129.08
             (b) Servicer Fees from current and prior Collection Period                                     $    55,768.96
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    $       416.67
(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                             $         0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                        $   143,906.32
             Class A-2 Note Interest                                                                        $   644,910.00
(vii)        Class B Note Interest                                                                          $    74,132.19

(viii)       Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                        $ 2,329,497.75
             Class A-2 Principal Distribution Amount                                                        $         0.00
(ix)         Class B Base Principal Distribution Amount                                                     $   187,517.65
(x)          Supplemental Interest Reserve Account addition amount                                          $         0.00
(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  $         0.00
(xii)        Excess to Trust Certificate Holder                                                             $         0.00

             Reviewed By:



             -------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2002                                    1,420,635.96
     Investment earnings on amounts in Collection Account                                     3,356.77
     Payments due Collection Account from last 3 business days of Collection Period         339,159.89
     Servicer Advance on current Determination Date                                       1,776,266.16
     Additional Contribution for loss on termination                                              0.00
     Deposit from / to Reserve Account                                                      (88,140.16)
     Deposit from Letter of Credit Account                                                        0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                      3,451,278.62

Initial Unpaid Amounts inadvertently deposited in Collection Account                              0.00
  REMAINING AVAILABLE FUNDS                                                               3,451,278.62

Indemnity Payments paid inadvertently deposited in Collection Account                             0.00
  REMAINING AVAILABLE FUNDS                                                               3,451,278.62

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      15,129.08
     Unreimbursed Servicer Advances paid                                                     15,129.08
                                                                                        --------------
       Unreimbursed Servicer Advances remaining unpaid                                            0.00
  REMAINING AVAILABLE FUNDS                                                               3,436,149.54

SERVICER FEES
     Servicer Fees due                                                                       55,768.96
     Servicer Fees paid                                                                      55,768.96
                                                                                        --------------
       Servicer Fees remaining unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                               3,380,380.57

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    0.00
  REMAINING AVAILABLE FUNDS                                                               3,380,380.57

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
       Indenture Trustee Fee remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                               3,379,963.90

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                               75,000.00
     Total Indenture Trustee Expenses paid                                                        0.00
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                               3,379,963.90

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                            143,906.32
     Class A-1 Note Interest paid                                                           143,906.32
                                                                                        --------------
       Class A-1 Interest remaining unpaid                                                        0.00
     Class A-2 Note Interest due                                                            644,910.00
     Class A-2 Note Interest paid                                                           644,910.00
                                                                                        --------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


       Class A-2 Interest remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                               2,591,147.59

CLASS B NOTE INTEREST
     Class B Note Interest due                                                               74,132.19
     Class B Note Interest paid                                                              74,132.19
                                                                                        --------------
       Class B Note Interest remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                               2,517,015.40


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                       23,055,751.49
     Class A-1 Base Principal Distribution due                                            2,329,497.75
     Class A-1 Base Principal Distribution Amount paid                                    2,329,497.75
                                                                                        --------------
       Class A-1 Base Principal Distribution remaining unpaid                                     0.00
       Class A-1 Note Principal Balance after distribution on Payment Date               20,726,253.74

     Class A-2 Note Principal Balance as of preceding Payment Date                       99,600,000.00
     Class A-2 Base Principal Distribution due                                                    0.00
     Class A-2 Base Principal Distribution Amount paid                                            0.00
                                                                                        --------------
       Class A-2 Base Principal Distribution remaining unpaid                                     0.00
       Class A-2 Note Principal Balance after distribution on Payment Date               99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                 187,517.65

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                         11,189,764.31
     Class B Base Principal Distribution due                                                187,517.65
     Class B Base Principal Distribution paid                                               187,517.65
                                                                                        --------------
       Class B Base Principal Distribution remaining unpaid                                       0.00
       Class B Note Principal Balance after distribution on Payment Date                 11,002,246.67
  REMAINING AVAILABLE FUNDS                                                                       0.00

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                               0.00
  REMAINING AVAILABLE FUNDS                                                                       0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  0.00
     Remaining Indenture Trustee Expenses paid                                                    0.00
                                                                                        --------------
       Remaining Indenture Trustee Expenses unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                                       0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                        0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                                 166.48
      Plus: Earnings for Collection Period per Section 3.04(b)                                          0.27
      Plus: Deposit for Recovery Received from Source Recourse for current period               1,571,377.12
      Less: Withdrawal / ( Deposit) per Section 3.04(c)                                           (88,140.16)
        Ending Reserve Account Balance                                                          1,659,684.03

LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                            --
      Plus: Earnings for Collection Period                                                                --
      Plus: Additions from draws under Section 3.08(b)                                                    --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                 --
        Ending Letter of Credit Account Balance                                                           --

SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                  0.00
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                       0.00
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                            --

      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                       1,296,477.46
        Plus: Additions (Up to 1% of Initial ADCPB)                                                     0.00
        Plus: Earnings for Collection Period                                                        1,801.70
        Less: Required Distributions, To Collection Account                                               --
          Ending Supplemental Interest Reserve Account Balance                                  1,298,279.16

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           133,845,515.81
      ADCPB, end of Collection Period                                                 131,328,500.41
                                                                                     ---------------
        Base Principal Amount                                                           2,517,015.40

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   1,090,908.40
      Servicing Advances collected during the current Collection Period                 1,075,779.32
                                                                                     ---------------
        Unreimbursed Servicing Advances as of current Determination Date                   15,129.08

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          133,845,515.81
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Servicer Fee due current period                                                      55,768.96
      Prior Servicer Fee arrearage                                                                --
                                                                                     ---------------
      Servicer Fee due                                                                     55,768.96


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     0.00
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            0.00
      Prior Indenture Trustee Expenses arrearage                                                0.00
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    0.00
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                Total        Total
                 Initial         of Period       Interest      Current       Overdue     Interest     Interest     Interest
   Class         Balance          Balance          Rate      Interest Due   Interest       Due          Paid      Shortfall
   -----      --------------   --------------   ----------   ------------  ----------   ----------   ----------   ----------
    A-1        75,000,000.00    23,055,751.49        7.490%   143,906.32         0.00   143,906.32   143,906.32         0.00
    A-2        99,600,000.00    99,600,000.00        7.770%   644,910.00         0.00   644,910.00   644,910.00         0.00
              --------------   --------------   ----------    ----------   ----------   ----------   ----------   ----------
  Class A     174,600,000.00   122,655,751.49                 788,816.32         0.00   788,816.32   788,816.32         0.00
              --------------   --------------   ----------    ----------   ----------   ----------   ----------   ----------
     B         14,052,729.00    11,189,764.31        7.950%    74,132.19         0.00    74,132.19    74,132.19         0.00
              --------------   --------------   ----------    ----------   ----------   ----------   ----------   ----------
Total Notes   188,652,729.00   133,845,515.81                 862,948.50         0.00   862,948.50   862,948.50         0.00
              --------------   --------------   ----------    ----------   ----------   ----------   ----------   ----------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                      Beginning           Current                               End                Ending
                      of Period          Principal         Principal          of Period          Certificate
   Class               Balance              Due              Paid              Balance             Factor
   -----           --------------     --------------     --------------     --------------     --------------
    A-1             23,055,751.49       2,329,497.75       2,329,497.75      20,726,253.74         0.27635005
    A-2             99,600,000.00               0.00               0.00      99,600,000.00         1.00000000
                   --------------     --------------     --------------     --------------     --------------
  Class A          122,655,751.49       2,329,497.75       2,329,497.75     120,326,253.74
                   --------------     --------------     --------------     --------------     --------------
     B              11,189,764.31         187,517.65         187,517.65      11,002,246.67         0.78292598
                   --------------     --------------     --------------     --------------     --------------
Total Notes        133,845,515.81       2,517,015.40       2,517,015.40     131,328,500.41
                   --------------     --------------     --------------     --------------     --------------

                                      Beginning                           Base Principal       Principal
                   Principal          of Period           Overdue          Distribution         Payment
                    Percent            Balance           Principal            Amount             Amount
                --------------      --------------     --------------     --------------     --------------
Class A                  92.55%     122,655,751.49               0.00       2,329,497.75       2,329,497.75
Class B                   7.45%      11,189,764.31               0.00         187,517.65         187,517.65
                --------------      --------------     --------------     --------------     --------------

Base Principal Amount:          2,517,015.40
Gross Charge Off Event?                   No
Available Funds less Fees:      3,379,963.90

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                 Yes/No
                                                                                                 ------

         a)       Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
                  such Notes or the Indenture when due; and,                                       No

         b)       Failure to distribute to the Noteholders (x) on any Payment
                  Date, an amount equal to the principal due on the Outstanding
                  Notes as of such Payment Date to the extent that sufficient
                  Available Funds are No deposit in the Collection Account of
                  (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
                  Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
                  Class A-2 Notes, Class B Notes, as the case may be.                              No

         c)       Failure on the part of the Trust duly to observe or perform in
                  any material respect any other Covenants or Agreements.                          No

         d)       The Trust shall consent to the appointment of a Custodian,
                  Receiver, Trustee, or Liquidator, etc.                                           No

         e)       The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                  proceeding under any bankruptcy laws etc.                                        No

         f)       A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                  thereafter, etc.                                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

         Section                                 Event                                           Yes/No
         -------                                 -----                                           ------

         6.01(i)   Failure to make payment, deposit, transfer, or delivery
                   required                                                                        No

         6.01(ii)  Failure to submit Monthly Statement                                             No

         6.01(iii) Failure to Observe Covenants or Agreements in Transaction
                   Documents                                                                       No

         6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                   No

         6.01(v)   Servicer files a voluntary petition for bankruptcy                              No

         6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
                   withdrawn or dismissed within 60 days                                           No

         6.01(vii) Assignment by Servicer to a delegate its rights under
                   Servicing Agreement                                                             No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                     Current                                                               130,958,153.00              99.72%
                       31 - 60 days past due                                                   236,015.35               0.18%
                       61 - 90 days past due                                                   134,332.06               0.10%
                       91+ days past due                                                             0.00               0.00%
                                                                                           --------------
                                                                                           131,328,500.41

PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                       0.00
                        Total Defaulted Contracts                                                          5,193,230.73
                      Recoveries / (Deposits) from Reserve Account for Current Period                     (1,571,377.12)
                      Recoveries / (Deposits) from Lessees for Current Period                                (88,140.16)
                        Total Recoveries from Lessees                                                        349,607.77
                        Total Recoveries from Reserve Account                                              3,106,710.43
                      Net Remaining Defaulted before Recourse                                              1,736,912.53
                      Recoveries from Source Recourse (Up to Available Source Recourse)                    1,736,912.53
                      Recoveries from Draw on Letter of Credit Account                                             0.00

10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                               19,238,909.32
                      Beginning % available under 10% limited recourse                                           0.0860%
                      Current months buy backs under 10% limited recourse obligation                       1,571,377.12
                      Cumulative amount bought back under 10% limited recourse obligation                  1,736,912.53
                      Cumulative % bought back under 10% limited recourse obligation                             0.9028%

LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                          20,000,000.00
                      Amount of step down in the Letters of Credit                                                 0.00
                      Ending Value of the 2 Letters of Credit                                             20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                             (NO/YES)
                                                                                                         --------

                      (i) Non Performance of Buy Back Obligation - Deposit full
                      amount of both LOCs (No/Yes):                                                         No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:

                      Northern Trust Company (Downgraded below Aa/AA by Moodys and
                      S&P respectively) No Bank One (Downgraded below Aa/A by Moodys
                      and S&P respectively)                                                                 No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank: No Deposit full amount of relevant LOC:

                      Draw on Letters of Credit?                                                            No

                      If a draw on the letters of credit, amount deposited in Letter
                      of Credit Account                                                                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


GROSS CHARGE EVENT CALCULATION:                                                                  Result
                                                                                              -----------
                      Defaulted Contracts Current Period                                                0
                      Total Defaulted Contracts Prior Period                                    5,193,231
                                                                                              -----------
                      Total ADCPB of all Defaulted Contracts                                    5,193,231
                      Total Initial ADCPB                                                     188,652,729
                                                                                              -----------
                        % Total Defaulted                                                            2.75%
                      Maximum Allowed                                                               10.00%

Gross Charge Off Event:                                                                                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002 **


Available Amount to Note Holders:                                                                         5,109,397.35
Reserve Account balance, beginning                                                                           86,490.41

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                                    --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                              15,811.05
             (b) Servicer Fees from current and prior Collection Period                                      35,596.42
             (c) Servicing Charges inadvertently deposited in Collection Account                                    --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                          416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                            --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                                --
             Class A-2 Note Interest                                                                                --
             Class A-3 Note Interest                                                                        134,451.55
             Class A-4 Note Interest                                                                        210,522.36
(vii)      Class B Note Interest                                                                             84,982.77
(viii)     Class C Note Interest                                                                             53,811.49
(ix)       Class D Note Interest                                                                             24,349.76

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                                --
             Class A-2 Principal Distribution Amount                                                                --
             Class A-3 Principal Distribution Amount                                                      3,667,453.28
             Class A-4 Principal Distribution Amount                                                                --
(xi)       Class B Base Principal Distribution Amount                                                       471,698.17
(xii)      Class C Base Principal Distribution Amount                                                       283,018.91
(xiii)     Class D Base Principal Distribution Amount                                                        94,339.64
(xv)       Class E Note Interest                                                                             15,790.41
(xvi)      Class E Principal Distribution Amount                                                             91,981.14
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                       (74,826.27)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                            --
(xx)       Remaining Amount to Residual Holder                                                                      --


Reserve Account balance, ending                                                                              11,795.45

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                                    --

           Reviewed By:



           ---------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2002                                           660,679.79
     Investment earnings on amounts in Collection Account                                          2,309.13
     Payments due Collection Account from last 3 business days of Collection Period              268,899.46
     Amounts inadvertently deposited into collection account                                             --
     Additional contribution for terminated trade-ups and rebooked leases                        472,211.74
     Servicer Advance on current Determination Date                                            3,705,297.23
                                                                                             --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           5,109,397.35
     Investment earnings on amounts in Reserve Account                                               131.31
     Reserve Account balance                                                                      86,490.41
                                                                                             --------------
     TOTAL AVAILABLE FUNDS                                                                     5,196,019.07

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,196,019.07

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,196,019.07

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           15,811.05
     Unreimbursed Servicer Advances paid                                                          15,811.05
                                                                                             --------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,180,208.02

SERVICER FEES
     Servicer Fees due                                                                            35,596.42
     Servicer Fees paid                                                                           35,596.42
                                                                                             --------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,144,611.60

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,144,611.60

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,144,194.93

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
       Indenture Trustee Expenses unpaid                                                                 --
  REMAINING AVAILABLE FUNDS                                                                    5,144,194.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                             --
     Class A-3 Note Interest                                                                     134,451.55
     Class A-4 Note Interest                                                                     210,522.36
       Total Class A Interest due                                                                344,973.90
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,799,221.03

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    84,982.77
     Class B Note Interest paid                                                                   84,982.77
                                                                                             --------------
       Class B Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,714,238.25

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    53,811.49
     Class C Note Interest paid                                                                   53,811.49
                                                                                             --------------
       Class C Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,660,426.77

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    24,349.76
     Class D Note Interest paid                                                                   24,349.76
                                                                                             --------------
       Class D Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,636,077.01

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            3,583,101.86
     Class A Note Principal Balance as of preceding Payment Date                              54,957,216.04
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           3,583,101.86
                                                                                             --------------
       Class A Base Principal Distribution Amount remaining unpaid                                       --
     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-1 Note Principal Balance after distribution                                               --
                                                                                             --------------
     Remaining Class A Base Principal Distribution Amount                                      3,583,101.86
                                                                                             --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                       --
     Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-2 Note Principal Balance after distribution                                               --
     Remaining Class A Base Principal Distribution Amount                                      3,583,101.86
                                                                                             --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            21,540,969.04
     Class A-3 Base Principal Distribution Amount paid                                         3,583,101.86
                                                                                             --------------
       Class A-3 Note Principal Balance after distribution                                    17,957,867.18
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-4 Note Principal Balance after distribution                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                    1,052,975.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              13,124,752.36
     Class B Base Principal Distribution due                                                     460,849.11
     Class B Base Principal Distribution paid                                                    460,849.11
                                                                                             --------------
       Class B Base Principal Distribution remaining unpaid                                              --
       Class B Note Principal Balance after distribution on Payment Date                      12,663,903.24
  REMAINING AVAILABLE FUNDS                                                                      592,126.03

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               7,874,851.54
     Class C Base Principal Distribution due                                                     276,509.47
     Class C Base Principal Distribution paid                                                    276,509.47
                                                                                             --------------
       Class C Base Principal Distribution remaining unpaid                                              --
       Class C Note Principal Balance after distribution on Payment Date                       7,598,342.07
  REMAINING AVAILABLE FUNDS                                                                      315,616.56

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               2,538,636.84
     Class D Base Principal Distribution due                                                      92,169.83
     Class D Base Principal Distribution paid                                                     92,169.83
                                                                                             --------------
       Class D Base Principal Distribution remaining unpaid                                              --
       Class D Note Principal Balance after distribution on Payment Date                       2,446,467.01
  REMAINING AVAILABLE FUNDS                                                                      223,446.73

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                               --
     Class A-1 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-1 Note Principal Balance after Reallocation                                               --
  Remaining Available Funds                                                                      223,446.73
                                                                                             --------------
     Class A-2 Note Principal Balance after Base Principal                                               --
     Class A-2 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-2 Note Principal Balance after Reallocation                                               --
  Remaining Available Funds                                                                      223,446.73
                                                                                             --------------
     Class A-3 Note Principal Balance after Base Principal                                    17,957,867.18
     Class A-3 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-3 Note Principal Balance after Reallocation                                    17,957,867.18
  Remaining Available Funds                                                                      223,446.73
                                                                                             --------------
     Class A-4 Note Principal Balance after Base Principal                                    33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-4 Note Principal Balance after Reallocation                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      223,446.73

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      12,663,903.24
     Class B Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class B Note Principal Balance after Reallocation                                      12,663,903.24
  REMAINING AVAILABLE FUNDS                                                                      223,446.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       7,598,342.07
     Class C Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class C Note Principal Balance after Reallocation                                       7,598,342.07
  REMAINING AVAILABLE FUNDS                                                                      223,446.73

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       2,446,467.01
     Class D Reallocated Principal Distribution paid                                                     --
       Class D Note Principal Balance after Reallocation                                       2,446,467.01
  REMAINING AVAILABLE FUNDS                                                                      223,446.73

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    15,790.41
     Class E Note Interest paid                                                                   15,790.41
                                                                                             --------------
       Class E Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                      207,656.32

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               2,464,043.87
     Class E Base Principal Distribution due                                                      89,865.58
     Class E Base Principal Distribution paid                                                     89,865.58
                                                                                             --------------
       Class E Base Principal Distribution remaining unpaid                                              --
       Class E Note Principal Balance after distribution on Payment Date                       2,374,178.29
  REMAINING AVAILABLE FUNDS                                                                      117,790.74

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       2,374,178.29
     Class E Reallocated Principal Distribution paid                                                     --
       Class E Note Principal Balance after Reallocation                                       2,374,178.29
  REMAINING AVAILABLE FUNDS                                                                      117,790.74

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                        --
     Class A-1 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-1 Note Principal Balance after Supplemental                                               --
  Remaining Available Funds                                                                      117,790.74
                                                                                             --------------
     Class A-2 Note Principal Balance after Reallocated Principal                                        --
     Class A-2 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-2 Note Principal Balance after Supplemental                                               --
  Remaining Available Funds                                                                      117,790.74
                                                                                             --------------
     Class A-3 Note Principal Balance after Reallocated Principal                             17,957,867.18
     Class A-3 Supplemental Principal Distribution                                                84,351.42
                                                                                             --------------
       Class A-3 Note Principal Balance after Supplemental                                    17,873,515.76
  Remaining Available Funds                                                                       33,439.32
                                                                                             --------------
     Class A-4 Note Principal Balance after Reallocated Principal                             33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-4 Note Principal Balance after Supplemental                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                       33,439.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               12,663,903.24
     Class B Supplemental Principal Distribution paid                                             10,849.06
                                                                                             --------------
       Class B Note Principal Balance after Supplemental                                      12,653,054.19
  REMAINING AVAILABLE FUNDS                                                                       22,590.26

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                7,598,342.07
     Class C Supplemental Principal Distribution paid                                              6,509.43
                                                                                             --------------
       Class C Note Principal Balance after Supplemental                                       7,591,832.63
  REMAINING AVAILABLE FUNDS                                                                       16,080.83

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                2,446,467.01
     Class D Supplemental Principal Distribution paid                                              2,169.81
                                                                                             --------------
       Class D Note Principal Balance after Supplemental                                       2,444,297.20
  REMAINING AVAILABLE FUNDS                                                                       13,911.02

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                2,374,178.29
     Class E Supplemental Principal Distribution paid                                              2,115.57
                                                                                             --------------
       Class E Note Principal Balance after Supplemental                                       2,372,062.73
  REMAINING AVAILABLE FUNDS                                                                       11,795.45

RESERVE FUND
     Required Reserve Fund Amount                                                              2,114,952.31
     Reserve Account Balance, Ending                                                              11,795.45
     Reserve Account Deposit/(Withdrawal)                                                        (74,826.27)
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
       Remaining Indenture Trustee Expenses unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                    85,431,404.08
     ADCPB, end of Collection Period                                                          80,822,912.94
                                                                                             --------------
       Base Principal Amount                                                                   4,608,491.15

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                           2,801,633.31
     Servicing Advances collected during the current Collection Period                         2,785,822.26
                                                                                             --------------
       Unreimbursed Servicing Advances as of current Determination Date                           15,811.05

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                   85,431,404.08
     Servicer Fee Rate                                                                                0.500%
     One-twelfth                                                                                       1/12
                                                                                             --------------
     Servicer Fee due current period                                                              35,596.42
     Prior Servicer Fee arrearage                                                                        --
                                                                                             --------------
     Servicer Fee due                                                                             35,596.42

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                        416.67
     Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             --------------
     Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                      --
     Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             --------------
     Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                               --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                          --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                              75,084,460.33                92.90%
     31 - 60 days past due                                               2,358,557.57                 2.92%
     61 - 90 days past due                                               1,343,366.05                 1.66%
     91+ days past due                                                   2,036,528.98                 2.52%
                                                                       --------------
                                                                        80,822,912.94

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                           187,740.31
     Less Recoveries                                                                             97,051.22
                                                                                            --------------
     Total Charge Offs for the period                                                            90,689.09

     End of Month ADCPB                                                                      80,822,912.94
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                 0.11%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                         Beginning
                       Initial           of Period          Interest                              Interest
   Class               Balance            Balance             Rate            Interest Due           Paid
   -----           --------------     --------------     --------------      --------------     --------------
    A-1             50,018,622.00               0.00              6.938%               0.00               0.00
    A-2             29,609,332.00               0.00              7.350%               0.00               0.00
    A-3             51,393,341.00      21,540,969.04              7.490%         134,451.55         134,451.55
    A-4             33,416,247.00      33,416,247.00              7.560%         210,522.36         210,522.36
                   --------------     --------------     --------------      --------------     --------------
  Class A          164,437,542.00      54,957,216.04               7.53%         344,973.90         344,973.90
                   --------------     --------------     --------------      --------------     --------------
     B              21,149,523.00      13,124,752.36              7.770%          84,982.77          84,982.77
     C              12,689,714.00       7,874,851.54              8.200%          53,811.49          53,811.49
     D               4,229,905.00       2,538,636.84             11.510%          24,349.76          24,349.76
     E               4,124,157.00       2,464,043.87              7.690%          15,790.41          15,790.41
                   --------------     --------------     --------------      --------------     --------------
Total Notes        206,630,841.00      80,959,500.65               7.77%         523,908.33         523,908.33
                   --------------     --------------     --------------      --------------     --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning         (Monthly)      (Reallocated)   (Supplemental)      Total             End              Ending
                 of Period         Principal        Principal       Principal        Principal        of Period       Certificate
   Class          Balance            Paid             Paid            Paid             Paid            Balance           Factor
   -----       --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1                  0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-2                  0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-3         21,540,969.04     3,583,101.86             0.00        84,351.42     3,667,453.28    17,873,515.76        0.3477788
    A-4         33,416,247.00             0.00             0.00             0.00             0.00    33,416,247.00        1.0000000
               --------------   --------------   --------------   --------------   --------------   --------------
  Class A       54,957,216.04     3,583,101.86             0.00        84,351.42     3,667,453.28    51,289,762.76
               --------------   --------------   --------------   --------------   --------------   --------------
     B          13,124,752.36       460,849.11             0.00        10,849.06       471,698.17    12,653,054.19        0.5982666
     C           7,874,851.54       276,509.47             0.00         6,509.43       283,018.91     7,591,832.63        0.5982666
     D           2,538,636.84        92,169.83             0.00         2,169.81        94,339.64     2,444,297.20        0.5778610
     E           2,464,043.87        89,865.58             0.00         2,115.57        91,981.14     2,372,062.73        0.5751631
               --------------   --------------   --------------   --------------   --------------   --------------
Total Notes     80,959,500.65     4,502,495.86             0.00       105,995.29     4,608,491.15    76,351,009.50
               --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                     Investor          Investor          Investor                           Supplemental
                  (defined)           Monthly         Reallocated      Supplemental         Total            Percentage
                   Class             Principal         Principal         Principal         Principal         of Principal
   Class         Percentage           Amount            Amount            Amount            Amount            Allocated
   -----        -------------      -------------     -------------     -------------     -------------      -------------
     A                  77.75%      3,583,101.86              0.00         84,351.42      3,667,453.28              79.58%
     B                  10.00%        460,849.11              0.00         10,849.06        471,698.17              10.24%
     C                   6.00%        276,509.47              0.00          6,509.43        283,018.91               6.14%
     D                   2.00%         92,169.83              0.00          2,169.81         94,339.64               2.05%
     E                   1.95%         89,865.58              0.00          2,115.57         91,981.14               2.00%
                -------------      -------------     -------------     -------------     -------------      -------------
                                    4,502,495.86              0.00        105,995.29      4,608,491.15             100.00%
                -------------      -------------     -------------     -------------     -------------      -------------

FLOOR CALCULATION

                   Class          Floor Hit?        Floored
   Class           Floors           (Y/N)         Prin Amount
   -----        ------------     ------------     ------------
     A                                                     N/A
     B                    --               No       460,849.11
     C                    --               No       276,509.47
     D                    --               No        92,169.83
     E                    --               No        89,865.58
                ------------     ------------     ------------

(Retained) Certificate Balance      4,471,903.43
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)             4,471,903.43
Overcollateralization Balance (current)           4,471,903.43
Unfunded Loss Amount                                 43,093.49
Cumulative Loss Amount                            2,420,948.61
Available Funds+Collection Account-Servicing      5,144,194.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                            Yes/No
                                                                                                            ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                           No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                   Event                                                        Yes/No
     -------                                   -----                                                        ------

    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                              No
    6.01(ii)    Failure to submit Monthly Statement                                                           No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                           No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                 No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                            No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                                         No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                Agreement                                                                                     No